CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit 10.76

Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.

Execution Version

THIRD AMENDMENT TO THE COMMON TERMS AGREEMENT, FIRST

AMENDMENT TO THE COMMON SECURITY AND ACCOUNT AGREEMENT AND

CONSENT TO THE CREDIT FACILITY AGREEMENT

This THIRD AMENDMENT TO THE COMMON TERMS AGREEMENT, FIRST AMENDMENT TO THE COMMON SECURITY AND ACCOUNT AGREEMENT AND CONSENT TO THE CREDIT FACILITY AGREEMENT (this “Amendment”), dated as of May 25, 2022 (the “Effective Date”), is in respect of (a) the Common Terms Agreement, dated as of August 19, 2019, by and among Venture Global Calcasieu Pass, LLC, a Delaware limited liability company (the “Borrower”), TransCameron Pipeline, LLC (the “Guarantor”), Natixis, New York Branch, as the Credit Facility Agent on behalf of itself and the Credit Facility Lender Parties (in such capacity, the “Credit Facility Agent”), each other Facility Agent that is Party thereto from time to time on behalf of itself and the Facility Lenders under its Facility Agreement, and Mizuho Bank, Ltd., as the Intercreditor Agent for the Facility Lenders (in such capacity, the “Intercreditor Agent”), as amended by that certain Consent and Amendment to the Common Terms Agreement and Consent to the Credit Facility Agreement, dated as of December 28, 2020, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent and Intercreditor Agent and that certain Second Amendment to the Common Terms Agreement and Consent to the Credit Facility Agreement, dated as of January 26, 2021, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent and Intercreditor Agent (as so amended and as may be amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”), (b) the Common Security and Account Agreement, dated as of August 19, 2019, by and among the Borrower, the Guarantor, the Senior Creditor Group Representatives from time to time party thereto, the Intercreditor Agent, Mizuho Bank (USA), as Collateral Agent (in such capacity, the “Collateral Agent”) and Mizuho Bank, Ltd., as the account bank (as amended, amended and restated, modified or supplemented from time to time, the “Common Security and Account Agreement”) and (c) the Credit Facility Agreement, dated as of August 19, 2019, by and among the Borrower, the Guarantor, the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time, the Credit Facility Agent, and solely for purposes of Section 3.06 thereof, the Collateral Agent, as amended by that certain Consent and Amendment to Credit Facility Agreement, dated as of September 30, 2021, by and among the Borrower, the Guarantor, Calcasieu Pass Pledgor, LLC, as pledgor, the Credit Facility Agent and the Incremental Lender/Issuing Banks party thereto (as so amended and as may be amended, amended and restated, modified or supplemented from time to time, the “Credit Facility Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement, or if not defined therein, the Credit Facility Agreement. For all purposes of this Amendment, except as otherwise expressly provided, the rules of interpretation set forth in Section 1.2 of Schedule A (Common Definitions and Rules of Interpretation) of the Common Terms Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

WHEREAS, the Borrower has requested that the Credit Facility Lenders under the Credit Facility Agreement (collectively, the “Lenders” and each individually, a “Lender”), the Credit Facility Agent, the Collateral Agent and the Intercreditor Agent consent and agree, and the Lenders constituting the Required Lenders, the Credit Facility Agent, the Collateral Agent and the Intercreditor Agent are willing to consent and agree, to amend the Commons Terms Agreement and the Common Security and Account Agreement, as applicable, on the terms and conditions set forth herein and in accordance with Section 23.15 of the Commons Terms Agreement, Section 4 of the Intercreditor Agreement, Section 12.14 of the Common Security and Account Agreement and Section 11.01 of the Credit Facility Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Consent and Amendments.

1.1 Consent and Amendments to Common Terns Agreement. Upon the effectiveness of this Amendment in accordance with Section 2 below, each of the Lenders party hereto, the Credit Facility Agent (at the direction of Required Lenders) and the Intercreditor Agent hereby consent and agree to amend the Common Terms Agreement as follows:

(a) Section 8.3(a) (Amendment of LNG SPAs) of the Common Terms Agreement shall be amended by replacing the words “any amendment or modification of the price or quantity provisions of any Qualifying LNG SPA” with the words “any amendment or modification of the price or quantity provisions of any Qualifying LNG SPA (other than any increase thereof)”.

(b) Section 8.4(a) (Sale of Supplemental Quantity) of the Common Terms Agreement shall be amended by replacing the words “The Borrower shall be permitted to enter into LNG SPAs in respect of all or any portion of the Supplemental Quantity, which LNG SPAs may be of any duration, on any terms and to buyers of any credit quality;” with the words “The Borrower shall be permitted to (x) enter into LNG SPAs, which LNG SPAs may be of any duration, on any terms and to buyers of any credit quality or (y) increase the quantity provisions under existing LNG SPAs, in respect of all or any portion of the Supplemental Quantity;”.

(c) Article 11 (Restricted Payments) of the Common Terms Agreement shall be amended by adding the following as a new Section 11.3 (Pre-Completion Restricted Payments):

“11.3 Pre-Completion Restricted Payments

Notwithstanding anything to the contrary in the Finance Documents (including, for the avoidance of doubt, Section 11.1 (Conditions to Restricted Payments)), Restricted Payments may be made prior to the Project Completion Date no more than once per calendar month, if each of the following conditions has been satisfied:

(a) no Loan Facility Event of Default or Unmatured Loan Facility Event of Default has occurred and is Continuing or could reasonably be expected to occur as a result of such Restricted Payment;

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

(b) no outstanding LC Loans or LC Reimbursement Payments are outstanding as of the date of such Restricted Payment;

(c) the then-Required LNG SPAs are in full force and effect and no actual LNG SPA Prepayment Event or Unmatured LNG SPA Prepayment Event has occurred and is continuing in respect of which the prepayment and cancellation required by the occurrence of such event in accordance with Section 8.2 (LNG SPA Mandatory Prepayment) has not been made in full;

(d) after giving effect to such Restricted Payment, the Senior Debt/Equity Ratio shall be no greater than 75:25;

(e) LNG Production System Substantial Completion (as defined in the EPC Contract) in respect of LPS1 has occurred;

(f) the Borrower has delivered to the Intercreditor Agent a certification from the Independent Engineer confirming (i) that it reasonably expects the Project Completion Date to be achieved by the Date Certain and (ii) that after giving effect to such Restricted Payment, the Obligors will have funds (excluding any funds required pursuant to Section 11.3(g)(ii)(y)) equal to or in excess of the Required Completion Amount (as defined below);

(g)

(i) the sum of, after giving effect to such Restricted Payment, (A) amounts on deposit in the Contingency Reserve Account, (B) amounts on deposit in the Construction Account, (C) amounts on deposit in the Pre-Completion Revenues Account and (D) the amounts of any committed, but undrawn, Senior Debt Commitment available to the Borrower equals or exceeds

(ii) the sum of:

(x) the amount of funds that are, as of the date of such Restricted Payment, reasonably required to achieve the Project Completion Date (excluding any amounts required to be funded in the Senior Facilities Debt Service Reserve Account and each other Additional Debt Service Reserve Account (if any) (or, if the Senior Facilities Debt Service Reserve Account or any such Additional Debt Service Reserve Account is not yet required to be funded, the amount that will be required to be funded therein on the first date on which such account is required to be funded)) by the Date Certain (such amount, the “Required Completion Amount”); and

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

(y) (I) prior to LNG Production System Substantial Completion (as defined in the EPC Contract) in respect of LPS3, $[***], (II) on or after LNG Production System Substantial Completion (as defined in the EPC Contract) in respect of LPS3, $[***], and (III) on or after Facility Substantial Completion (as such term is defined in the EPC Contract), the greater of (1) $[***] and (2) the amount required to be funded in the Senior Facilities Debt Service Reserve Account and each other Additional Debt Service Reserve Account (if any) (or, if the Senior Facilities Debt Service Reserve Account or any such Additional Debt Service Reserve Account is not yet required to be funded, the amount that will be required to be funded therein on the first date on which such account is required to be funded);

(h) the Fixed Projected DSCR for the 12-month period beginning on the then projected first Quarterly Payment Date in respect of the Term Loans to occur after the Project Completion Date is at least 1.25:1.00;

(i) since the last delivery by the Independent Engineer of the monthly construction report as provided by Section 10.4 (Construction Reports), the Borrower has not become aware of any event or circumstance the occurrence of which could reasonably be expected to (i) increase the total Project Costs materially above those set forth in the Construction Budget and Schedule (except to the extent the funds specified in clause (g)(i) above are reasonably anticipated to be sufficient to cover such costs), or (ii) have a Material Adverse Effect; and

(j) at least two Business Days prior to the proposed date of such Restricted Payment, the Intercreditor Agent has received a certificate from the Borrower confirming that each of the conditions set forth in this Section 11.3 ( Pre-Completion Restricted Payments) has been satisfied and setting forth the calculation of the Fixed Projected DSCR in clause (i) above.

1.2 Consent and Amendment to Common Security and Account Agreement. Upon the effectiveness of this Amendment in accordance with Section 2 below, the Collateral Agent (at the direction of the Intercreditor Agent) hereby consents and agrees to amend the Common Security and Account Agreement as follows:

(a) Clause (D) of Section 4.5(b)(ii) (Pre-Completion Revenues Account) of the Common Security and Account Agreement shall be amended and restated as follows:

“(D) fourth, no more frequently than once per calendar month, for Restricted Payments, so long as the conditions for Restricted Payments under each Senior Debt Instrument (including Section 11.3 (Pre-Completion Restricted Payments) of the Common Terms Agreement and any comparable provision in any Senior Debt Instrument then in effect) are satisfied; and

(E) fifth, at the option of the Company, to the Contingency Reserve Account.”

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Section 2. Effectiveness. This Amendment shall become effective as of the date hereof subject to satisfaction of the following conditions precedent (a) delivery of executed counterparts of this Amendment by each of (i) the Borrower, (ii) the Guarantor, (iii) the Intercreditor Agent, (iv) the Collateral Agent, (v) the Credit Facility Agent (who constitutes the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement)) and (vi) Lenders constituting the Required Lenders under the Credit Facility Agreement; (b) the Intercreditor Agent and Credit Facility Agent shall have received certified copies of the then current forecasts of LNG to be produced and loaded at the LNG Facility prior to the Project Completion Date (including then current forecasts of contracted and uncontracted revenues in respect thereof); and (c) a legal opinion in substance and form reasonably acceptable to the Intercreditor Agent as to the enforceability of this Amendment and covering such other matters relating to this Amendment as the Intercreditor Agent shall reasonably request.

Section 3. Representations and Warranties. Each of the Obligors hereby represents and warrants to the Lenders, Credit Facility Agent, Collateral Agent and Intercreditor Agent that:

3.1 upon the effectiveness of the consent and amendments set forth in Section 1, no Unmatured Loan Facility Event of Default or Loan Facility Event of Default has occurred and is Continuing or will result from the consummation of the transactions contemplated by this Amendment; and

3.2 upon the effectiveness of the consent and amendments set forth in Section 1, each of the representations and warranties of the Obligors in the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents is true and correct in all material respects except (A) for those representations and warranties that are qualified by materiality, which are true and correct in all respects on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date) and (B) for the representations and warranties set forth in Section 5.1 (Initial Representations and Warranties of the Obligors) of the Common Terms Agreement, which were made only on the Closing Date.

Section 4. Finance Document. This Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement. Each of the parties hereto agree that (i) each reference to “Common Terms Agreement” in each Finance Document, including the Intercreditor Agreement and the Credit Facility Agreement, shall refer to the Common Terms Agreement as amended hereby and (ii) each reference to “Common Security and Account Agreement” in each Finance Document, including the Intercreditor Agreement and the Credit Facility Agreement, shall refer to the Common Security and Account Agreement as amended hereby.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

Section 6. Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Section 7. Binding Nature and Benefit; Amendment. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns. This Amendment may not be amended or modified except pursuant to a written instrument signed by all parties hereto.

Section 8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement, the Common Security and Account Agreement, the Credit Facility Agreement and the other Finance Documents shall continue unchanged and shall remain in full force and effect. This Amendment shall apply solely in the specific instances and for the specific purposes expressly set forth herein and shall not be deemed or construed as a waiver of any other matters or to prejudice any rights which any of the Secured Parties may now have or may have in the future under or in connection with the Finance Documents or any of the instruments or documents referred to therein, nor shall this Amendment apply to any other matters.

Section 10. E-Signature. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any legal requirements, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 11. Direction to Credit Facility Agent, Intercreditor Agent and Collateral Agent.

11.1 By their signature below, each of the undersigned Credit Facility Lenders (collectively constituting the Required Lenders) instructs the Credit Facility Agent to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment.

11.2 Based on the instructions above, the Credit Facility Agent, constituting the

Requisite Intercreditor Parties (as defined in the Intercreditor Agreement), hereby directs the Intercreditor Agent to (i) execute this Amendment and (ii) direct the Collateral Agent to execute this Amendment.

11.3 Based on the instruction above, the Intercreditor Agent hereby directs the Collateral Agent to execute this Amendment.

[Remainder of the page left intentionally blank.]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

VENTURE GLOBAL CALCASIEU PASS, LLC, as the Borrower

By:	/s/ Jonathan W. Thayer
Name: Jonathan W. Thayer
Title: Chief Financial Officer

TRANSCAMERON PIPELINE, LLC, as the Guarantor

By:	/s/ Jonathan W. Thayer
Name: Jonathan W. Thayer
Title: Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

NATIXIS, NEW YORK BRANCH, as Credit Facility Agent

By:	/s/ Lisa Wong
Name: Lisa Wong
Title: Director

By:	/s/ Urs Fischer
Name: Urs Fischer
Title: Executive Director

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK, LTD., as Intercreditor Agent

By:	/s/ Brian Caldwell
Name: Brian Caldwell
Title: Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK (USA), as Collateral Agent

By:	/s/ Brian Caldwell
Name: Brian Caldwell
Title: Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

NATIONAL BANK OF CANADA, as Lender

By:	/s/ John Hunt
Name: John Hunt
Title: Authorized Signatory

By:	/s/ Mark Williamson
Name: Mark Williamson
Title: Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

WOORI GLOBAL INFRASTRUCTURE SYNERGY-UP FUND, as Lender

By:	/s/ Seung Won Kwak
Name: Seung Won Kwak
Title: Manager

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

JPMORGAN CHASE BANK N.A., as Lender

By:	/s/ Arina Mavilian
Name: Arina Mavilian
Title: Executive Director

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Lender

By:	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

Goldman Sachs Bank USA, as Lender

By:	/s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

FIRSTBANK PUERTO RICO d/n/a FIRSTBANK FLORIDA, as Lender

By:	/s/ Kevin P. Flynn
Name: Kevin P. Flynn
Title: SVP, Corporate Banking Director

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

SPT INFRASTRUCTURE FINANCE SUB-4 LLC, as Lender

By:	/s/ Haig Najarian
Name: Haig Najarian
Title: Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

BANCO DE SABADELL, S.A., MIAMI BRANCH, as Lender

By:	/s/ Ignacio Alcaraz
Name: Ignacio Alcaraz
Title: Head of Structured Finance Americas

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

KFW IPEX-BANK GMBH, as Lender

By:	/s/ Michael Noil
Name: Michael Noil
Title: Vice President

By:	/s/ Alica Greeb
Name: Alica Greeb
Title: Associate

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

ING CAPITAL LLC, as Lender

By:	/s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Managing Director

By:	/s/ Tanja van der Woude
Name: Tanja van der Woude
Title: Director

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

CAIXABANK, S.A., as Lender

By:	/s/ Helena Torres
Name: Helena Torres
Title: Director

By:	/s/ Moises Rodriguez
Name: Moises Rodriguez
Title: Assistant Director

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By:	/s/ Michael Pasquarello
Name: Michael Pasquarello
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

BASISGV/PX (INVESTMENTS) LTD., as Lender

By:	/s/ Laurie Harding
Name: Laurie Harding
Title: Director

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

AOZORA BANK, LTD., as Lender

By:	/s/ Hirokazu Aoyama
Name: Hirokazu Aoyama
Title: Senior Vice President & Group Head

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as Lender

By:	/s/ Andrew Kjoller
Name: Andrew Kjoller

By:	/s/ Rolf Siebert
Name: Rolf Siebert

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

LANDESBANK HESSEN-THÜRINGE GIROZENTRALE, NEW YORK BRANCH, as Lender

By:	/s/ Eric A. Muth
Name: Eric A. Muth
Title: Senior Vice President

Credit Risk Management
Corporate Finance New York

By:	/s/ Raf Goebel
Name: Raf Goebel
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

INDUSTRIAL AND COMMERICAL BANK OF CHINA LIMITED, NEW YOK BRANCH, as Lender

By:	Guoshen Sun
Name: Guoshen Sun

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

NATWEST PENSION TRUSTEE LIMITED AS TRUSTEE FOR NATWEST GROUP PENSION FUND (AA SECTION), as Lender

By:	/s/ Tim Cable
Name: Tim Cable
Title: Attorney

By:	/s/ Adebanke Adeyemo
Name: Adebanke Adeyemo
Title: Attorney

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

NATWEST PENSION TRUSTEE LIMITED AS TRUSTEE FOR NATWEST GROUP PENSION FUND (MAIN FUND SECTION), as Lender

By:	/s/ Tim Cable
Name: Tim Cable
Title: Attorney

By:	/s/ Adebanke Adeyemo
Name: Adebanke Adeyemo
Title: Attorney

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

ROYAL BANK OF CANADA, as Lender

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

Federated Hermes Project and Trade Finance Master Fund, as Lender

By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

Federated Hermes Project and Trade Finance Tender Fund, as Lender

By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

Project and Trade Finance Core Fund, as Lender

By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Lender

By:	/s/ Vinod Mukani
Name: Vinod Mukani
Title: Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

NATIXIS, NEW YORK BRANCH, as Lender

By:	/s/ David B Martens
Name: David B Martens
Title: Managing Director

By:	/s/ John Sickler III
Name: John Sickler III
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

BANCO SANTANDER, S.A., NEW YORK BRANCH, as Lender

By:	/s/ Nuno Andrade
Name: Nuno Andrade
Title: Managing Director

By:	/s/ Daniel S. Kostman
Name: Daniel S. Kostman
Title: Executive Director

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, NEW YORK BRANCH, as Lender

By:	/s/ Glenn R. Patterson
Name: Glenn R. Patterson
Title: Director

By:	/s/ Zhao Liang Deng
Name: Zhao Liang Deng
Title: Assistant Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH, as Lender

By:	/s/ A. Bruns
Name: A. Bruns
Title: Director

By:	M. Thier
Name: M. Thier
Title: Director

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Juan Kreutz
Name: Juan Kreutz
Title: Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO THE CTA, FIRST AMENDMENT TO

THE CSAA AND CONSENT TO THE CFA